UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): May 31, 2007

CWHEQ Revolving Home Equity Loan Trust, Series 2007-D
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-139891-01

CWHEQ, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-139891

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada Calabasas, California	91302
(Address of Principal Executive Offices of the Depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01                 Other Events.

Filing of Certain Materials

In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2007-D of Revolving Home Equity Loan Asset Backed Notes, Series 2007-D (the “Notes”), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the legality of the Notes and an opinion of counsel relating to the characterization of the Securities for federal income tax purposes.  The Legality Opinion is annexed hereto on Exhibit 5.1.  The Tax Opinion is annexed hereto on Exhibit 8.1.

Section 9

Item 9.01                Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

5.1           Legality Opinion of Sidley Austin LLP.

8.1           Tax Opinion of Sidley Austin LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Voce President
Dated:  May 31, 2007

Exhibit Index

Exhibit

5.1	Legality Opinion of Sidley Austin LLP

8.1	Tax Opinion of Sidley Austin LLP